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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): February 28, 2005

                                 NCO Group, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)
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
                Pennsylvania                                   0-21639                                      23-2858652
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(State or other jurisdiction of incorporation)         (Commission File Number)                  (IRS Employer Identification No.)

        507 Prudential Road, Horsham, Pennsylvania                                               19044
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         (Address of principal executive offices)                                             (Zip Code)

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        Registrant's telephone number, including area code (215) 441-3000

                                 Not Applicable
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          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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 ITEM 7.01.       REGULATION FD DISCLOSURE

         On February 28, 2005, NCO Group, Inc. issued a press release announcing that it will delay its fourth quarter and year-end earnings release, which was previously scheduled for after the close of business February 28, 2005, and its investor conference call previously scheduled for March 1, 2005. The release is being delayed in order to allow the Company adequate time to determine how it will effectuate a change to one of its revenue recognition policies. A copy of that press release is attached hereto as Exhibit 99.1.



 ITEM 9.01.       FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

          99.1     Press Release of NCO Group, Inc. dated February 28, 2005.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        NCO GROUP, INC.


Date:   February 28, 2005               By: /s/ Steven L. Winokur
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                                            Steven L. Winokur
                                            Executive Vice President, Finance
                                            and Chief Financial Officer